UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 9, 2021

Date of Report (Date of earliest event reported)

SHAKE SHACK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36823	47-1941186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

225 Varick Street Suite 301 New York, New York	10014
(Address of principal executive offices)	(Zip Code)

(646) 747-7200

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	SHAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On June 9, 2021, the Board of Directors (the “Board”) of Shake Shack Inc. (“Shake Shack”) appointed Katherine Fogertey to serve as its Chief Financial Officer, effective as of June 14, 2021 (the “Effective Date”).

From April 2019 through December 2020, Ms. Fogertey, 37, served as Vice President, Lead Equity Analyst, US Restaurants at Goldman Sachs & Co. and from November 2010 to April 2019, as Vice President, Lead Analyst, Global Single Stock Derivatives and ETFs. Prior to that, Ms. Fogertey served as an Associate, Fundamental Analyst, Derivatives Proprietary Trading, and earlier as Financial Equity Analyst, Communications Equipment Technology. Ms. Fogertey graduated from Washington University in St. Louis, Olin School of Business in 2004.

In connection with her appointment, Ms. Fogertey entered into an Employment Agreement (the “Employment Agreement”) with Shake Shack, SSE Holdings, LLC, and Shake Shack Enterprises, LLC (collectively, the “Company”). The term of Ms. Fogertey’s employment will be three years from the Effective Date, subject to automatic one-year extensions; provided, that neither party provides written notice of non-extension within 90 days of the expiration of the then-current term.

Ms. Fogerty will receive an initial annual base salary of $450,000. Ms. Fogertey will be eligible to receive a performance-based cash bonus based on a target bonus opportunity of 50% of base salary, upon the attainment of Company performance goals established each year by the Board or the compensation committee, with the opportunity to make up to 100% of base salary, upon the Company exceeding such performance goals. For fiscal 2021, Ms. Fogertey’s cash bonus will be awarded on a pro rata basis based on the Effective Date, and such bonus shall be measured quarterly. Ms. Fogertey also will be eligible for annual equity awards, the form and terms of which will be determined by the Board or the compensation committee, currently with a minimum target value of $500,000. Such awards shall vest, provided that Ms. Fogertey continues her employment through the applicable vesting dates, in four equal installments, beginning on the first anniversary of the grant date. For fiscal 2021, however, Ms. Fogertey’s equity award will be comprised of restricted stock units for such number of shares of the Company’s Class A common stock based on an aggregate grant date fair value of $2,000,000, as calculated on or as close in time as practicable to the grant date. The fiscal 2021 award shall vest, provided that Ms. Fogertey continues her employment through the applicable vesting dates, in five equal installments beginning on the first anniversary of the grant date.

The Employment Agreement provides for severance upon a termination by the Company without cause or by Ms. Fogertey for good reason, in each case, subject to her execution and non-revocation of a waiver and release of claims. In either such event, Ms. Fogertey will be entitled to severance consisting of (a) continued base salary during the severance period, with three months of base salary if Ms. Fogertey has completed six months of service, six months of base salary if Ms. Fogertey has completed one year of service, and thereafter, one additional month of base salary for every twelve months of service, up to one year of severance, (b) a prorated annual performance-based cash bonus for the year of termination based on Company performance, and (c) reimbursement of a portion of any COBRA premiums for a period of up to 12 months equal to the amount the Company pays for the health insurance premiums of other senior level employees.

Ms. Fogertey will be subject to certain non-competition and non-solicitation restrictions for a 12-month period after termination of employment, during which time she may not compete, directly or indirectly, with the Company in the business of engaging in, owning, managing, operating, advising, providing financing to, controlling or participating in the ownership, management or control of, or be connected as an officer or employee or otherwise or have any financial interest in any (i) “better burger” restaurants, (ii) “quick service” or “fast food” restaurants with an emphasis on hamburgers, or (iii) “fast casual” restaurants that complete with the Company or any of the Company’s licensed or franchise partners in any jurisdiction in the United States or any other country where the Company is engaged.

There is no arrangement or understanding between Ms. Fogertey and any other persons or entities pursuant to which Ms. Fogertey was appointed to serve as Chief Financial Officer. Nor are there any related party transactions between the Company and Ms. Fogertey that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the employment agreement with Ms. Fogertey is filed as Exhibit 10.1 to this current report on Form 8-K. The above summary of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement. In addition, Ms. Fogertey will execute the Company’s form of indemnification agreement, a copy of which has been filed as Exhibit 10.21 to the Company’s Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission on January 20, 2015.

On June 9, 2021, the Company issued a press release announcing the appointment of Ms. Fogertey as Chief Financial Officer. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Employment Agreement, effective as of June 14, 2021, by and among Katherine Fogertey, Shake Shack Inc., SSE Holdings, LLC and Shake Shack Enterprises, LLC
99.1	Shake Shack Inc. press release dated June 9, 2021
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shake Shack Inc.
(Registrant)

	By:	/s/ Ronald Palmese Jr.
Ronald Palmese Jr.
Date: June 9, 2021		Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Employment Agreement, effective as of June 14, 2021, by and among Katherine Fogertey, Shake Shack Inc., SSE Holdings, LLC and Shake Shack Enterprises, LLC
99.1	Shake Shack press release dated June 9, 2021
104	Cover Page Interactive Data File